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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

RESORTQUEST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14115	62-1750352
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

530 Oak Court Drive
Suite 360
Memphis, TN	38117
(Address of Principal Executive Offices)	(Zip Code)

(901) 762-0600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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ITEM 7. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release dated April 29, 2003.
99.2	Transcript of earnings conference call.

ITEM 9. Regulation FD Disclosure.

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” as directed by the SEC in Release No. 34-47583.

     On April 29, 2003, we reported our first quarter 2003 results. Our first quarter 2003 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety. On April 29, 2003 at 11:00 AM EDT, we held a public conference call to discuss our first quarter 2003 results. A transcript of this call is attached hereto as Exhibit 99.2. The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any of our filings under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESORTQUEST INTERNATIONAL, INC.

Date: April 29, 2003	By:	/s/ J. Mitchell Collins
		Name: Title:	J. Mitchell Collins Executive Vice President and Chief Financial Officer